UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 21, 2006



                      MIDAMERICAN ENERGY HOLDINGS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Iowa                              1-14881              94-2213782
--------------------             -----------------------    -------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)


 666 Grand Avenue, Des Moines, Iowa                             50309
 ----------------------------------------                       -----
 (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (515) 242-4300
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities.

     As previously disclosed by MidAmerican Energy Holdings Company (the "Company"), on May 23, 2005, the Company entered into a Stock Purchase Agreement, as amended on March 21, 2006, with Scottish Power plc and its wholly-owned subsidiary, PacifiCorp Holdings, Inc. ("PHI"), pursuant to which the Company acquired 100% of the common stock of PHI's direct subsidiary, PacifiCorp, for a cash purchase price of approximately $5.1 billion (the "PacifiCorp Acquisition").

     In connection with the PacifiCorp Acquisition, pursuant to subscription agreements dated March 21, 2006, Berkshire Hathaway Inc. ("Berkshire Hathaway"), which is the Company's majority shareholder, and certain other of the Company's existing shareholders and related companies invested approximately $5.1 billion, in the aggregate, in the Company's common stock in order to provide equity funding for that acquisition (the "New Equity Investment"). The New Equity Investment was consummated immediately prior to the consummation of the PacifiCorp Acquisition on March 21, 2006, and resulted in the issuance of 35,237,931 shares of the Company's common stock. The New Equity Investment was effected pursuant to a private placement and was exempt from the registration requirements of the Securities Act of 1933, as amended. In connection with the New Equity Investment, Berkshire Hathaway has granted the Company the right to repurchase up to $1.7 billion of the Company's common stock issued to Berkshire Hathaway as part of the New Equity Investment at any time prior to June 30, 2006 at the same price at which such stock was issued.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 23, 2006                        MIDAMERICAN ENERGY HOLDINGS COMPANY



                                             By:   /s/ Douglas L. Anderson
                                                --------------------------------
                                                  Name:   Douglas L. Anderson
                                                  Title:  Senior Vice President